EXHIBIT 32.1



             CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Oriental Automotive Parts Development (China) Co., Ltd. (the "Company") on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Hongwei Zhang, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Periodic Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   April 15, 2004


/s/ Hongwei Zhang
---------------------------
Hongwei Zhang, President and
Chief Executive Officer